Exhibit 99.1

FOR MORE INFORMATION:	FOR IMMEDIATE RELEASE

April 29, 2003

David L. Tripp

The Rouse Company

Columbia, Maryland  21044

(410) 992-6546

www.therousecompany.com

THE ROUSE COMPANY RELEASES FIRST

QUARTER 2003 RESULTS

Columbia, Md. — Officials of The Rouse Company (RSE:NYSE) today released results for the first quarter ended March 31, 2003.  Total segment revenues were $336.7 million, up 26% from $266.5 million a year ago.  Net Earnings were $24.1 million ($.24 per share), as compared to $14.7 million ($.14 per share) in the comparable quarter of 2002.  Funds From Operations from recurring activities were $98.7 million, 39% ahead of $70.9 million in 2002’s first quarter.  Funds From Operations (in accordance with guidelines from the National Association of Real Estate Investment Trusts) were $76.6 million ($.82 on a per share basis), an increase of 52% over $50.5 million ($.57 per share) in last year’s similar period.

The strong performance was primarily driven by gains in Net Operating Income (NOI) from the Company’s retail centers and its community development activities.  Retail center NOI was $129.5 million, up from $95.0 million, largely due to the inclusion of the results from the interests in eight retail centers that were acquired from Rodamco North America N.V. in May of 2002, plus the openings of Fashion Show in Las Vegas, Nev. and the Village of Merrick Park in Coral Gables, Fla. in the second half of 2002.  Community development NOI was $28.6 million compared to $19.7 million in 2002’s first quarter.  This increase was primarily due to continued strong demand for land in Summerlin, Nev., Columbia, Md. and Fairwood, Md., the Company’s three major new community projects.

Anthony W. Deering, Chairman and Chief Executive Officer, said, “The year is off to an excellent beginning, especially in these uncertain times.  We expect that our performance will continue to be strong for the balance of this year; however, improved consumer confidence, reduced tensions worldwide and a strengthening economic environment would certainly be welcome trends.”

The Rouse Company will hold its Annual Meeting of Shareholders on Thursday, May 8, 2003 at 11:00 a.m. in The Spear Center of its corporate headquarters building in Columbia, Md.

Headquartered in Columbia, Md., The Rouse Company was founded in 1939 and became a public company in 1956.  A premier real estate development and management company, The Rouse Company, through its numerous affiliates, operates more than 150 properties encompassing retail, office, research and development and industrial space in 22 states. The Company is also the developer of the planned communities of Columbia, Md., and Summerlin, just outside of Las Vegas, Nev.

This release includes forward-looking statements, which reflect the Company’s current view with respect to future events and financial performance.  These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical or anticipated results.  The words “believe”, “expect”, “anticipate” and similar expressions identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  The Rouse Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, including real estate investment risks, development risks and changes in the economic climate, see Exhibit 99.1 of The Rouse Company’s Form 10-K for the year ended December 31, 2002.

2

The Rouse Company

FINANCIAL HIGHLIGHTS

(Unaudited, in thousands, except per share data)

	Three months ended March 31,
	2003	2002
Operating Results Data (note 1)
Segment revenues	$336,679	$266,462
Segment expenses	159,165	128,392
Net operating income (note 1)	177,514	138,070
Fixed charges, net (note 2)	(78,849)	(67,127)
Funds From Operations from Recurring Activities (note 3)	98,665	70,943
Deferred income taxes	(8,649)	(5,458)
Other provisions and losses, net:
Pension plans curtailment loss	(10,212)	—
Provision for organizational changes, including early retirement and related costs	(6,252)	—
Net losses on early extinguishment of debt	—	(5,331)
Impairment loss of MerchantWired	—	(1,454)
Loss on foreign exchange derivative	—	(8,162)
Net other	3,040	—
Funds From Operations (note 3)	76,592	50,538
Depreciation and amortization	(52,725)	(36,949)
Net gains on operating properties	273	1,114
Net earnings	$24,140	$14,703

Per Share Data
Diluted per share information
Net earnings	$.24	$.14
Funds From Operations	$.82	$.57

	March 31,	December 31,
	2003	2002
Balance Sheet Data
Assets
Total property	$5,449,829	$5,429,186
Investments in and advances to unconsolidated real estate ventures	451,085	442,405
Other assets	429,405	440,841
Cash, cash equivalents and marketable securities	84,388	73,736
Total	$6,414,707	$6,386,168

Liabilities and Shareholders’ Equity
Property debt not carrying a Parent Company guarantee of repayment	$3,266,400	$3,271,437
Parent Company debt and debt carrying a Parent Company guarantee of repayment	1,245,405	1,170,040
Total debt	4,511,805	4,441,477
Other liabilities	651,573	696,267
Company-obligated mandatorily redeemable preferred securities	136,340	136,340
Shareholders’ equity	1,114,989	1,112,084
Total	$6,414,707	$6,386,168

The accompanying notes are an integral part of these highlights.

Note 1 – Segment operating data are presented in accordance with Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”        As required by the Statement, segment data are reported using the performance measure and accounting policies followed by the Company for internal reporting to management which differ, in certain respects, from those used for reporting under accounting principles generally accepted in the United States of America (GAAP).  The performance measure used by the Company is Net Operating Income (NOI).  The Company defines NOI as segment revenues (exclusive of corporate interest income) less operating expenses (including provisions for bad debts, certain current income taxes and net losses (gains) on sales of properties developed for sale, but excluding fixed charges, as defined below, and real estate depreciation and amortization).  The accounting policies used to calculate NOI and other operating results data are the same as those used by the Company in its condensed consolidated financial statements prepared in accordance with GAAP, except that real estate ventures in which the Company has joint interest and control and certain other unconsolidated ventures are accounted for using the proportionate share method rather than the equity method, and the Company’s share of FFO of other unconsolidated ventures is included in revenues.  Also, discontinued operations and minority interests are included in NOI rather than separately presented.  These segment accounting policies affect only the reported revenues and expenses of the segments and have no net effect on our reported NOI or net earnings.

Note 2 – Fixed charges include interest expense, distributions on Company-obligated mandatorily redeemable preferred securities and other subsidiary preferred stock and ground rent expense, net of interest income earned on corporate investments.

Note 3 – The Company also uses Funds From Operations (FFO) in addition to net earnings to report its operating results.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes over time as reflected through depreciation and amortization expenses.  The Company believes that the value of real estate assets does not diminish predictably over time, as historical cost accounting implies, and instead fluctuates due to market and other conditions.  Accordingly, the Company believes FFO provides investors with useful information about our operating performance because it excludes depreciation and amortization expenses.  In addition, FFO was created and is used by the real estate industry as a standard.  Effective January 1, 2003, the Company began using the definition of FFO adopted by the National Association of Real Estate Investment Trusts (NAREIT).  Accordingly, FFO is defined as net earnings (computed in accordance with accounting principles generally accepted in the United States of America), excluding gains (losses) on depreciated operating properties and depreciation and amortization expenses.  FFO is not a liquidity measure and should not be considered as an alternative to cash flows or indicative of cash available for distributions.  It also should not be considered an alternative to net earnings, as determined in accordance with GAAP, as an indication of the Company's financial performance.  Prior to January 1, 2003, the Company used Funds From Operations From Recurring Activities as a supplemental performance measure.  The Company is presenting this measure solely to assist investors in understanding the differences between FFO and the supplemental performance measure reported in prior periods.

Note 4 – Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following: Cherry Hill Mall, Echelon Mall, Exton Square, Fashion Show, Franklin Park, The Gallery at Market East, Lakeside Mall, Moorestown Mall, North Star, Oakbrook Center, Plymouth Meeting, Randhurst, The Streets at Southpoint, Water Tower Place, Village of Merrick Park, the Village Centers in Columbia, Maryland, additional interests acquired in Collin Creek, Ridgedale Center, Southland Center, and Willowbrook, an interest in Westin New York (a hotel in New York City that began operations in October 2002), an office building in Columbia, Maryland, and an office building in Hunt Valley, Maryland.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company

FINANCIAL HIGHLIGHTS

(Unaudited, in thousands, except per share data)

	Three months ended March 31,
	2003	2002
Operating Results Data (see notes)
Segment Revenues
Retail centers
Comparable	$118,178	$114,663
Noncomparable	98,179	45,348
Total retail centers	216,357	160,011
Office and other properties
Comparable	48,345	49,424
Noncomparable	1,502	810
Total office and other properties	49,847	50,234
Community development	70,475	56,217
	336,679	266,462
Segment Expenses, excluding fixed charges and depreciation and amortization
Retail centers
Comparable	46,932	44,825
Noncomparable	39,902	20,166
Total retail centers	86,834	64,991
Office and other properties
Comparable	18,652	19,033
Noncomparable	1,315	316
Total office and other properties	19,967	19,349
Community development	41,888	36,508
Commercial development	4,928	3,365
Corporate	5,548	4,179
	159,165	128,392
Net Operating Income
Retail centers
Comparable	71,246	69,838
Noncomparable	58,277	25,182
Total retail centers	129,523	95,020
Office and other properties
Comparable	29,693	30,391
Noncomparable	187	494
Total office and other properties	29,880	30,885
Community development	28,587	19,709
Commercial development	(4,928)	(3,365)
Corporate	(5,548)	(4,179)
Net Operating Income	177,514	138,070
Fixed charges (note 2)	(78,849)	(67,127)
Funds From Operations from Recurring Activities	98,665	70,943
Deferred income taxes	(8,649)	(5,458)
Other provisions and losses, net:
Pension plans curtailment loss	(10,212)	—
Provision for organizational changes, including early retirement and related costs	(6,252)	—
Net losses on early extinguishment of debt	—	(5,331)
Impairment loss of MerchantWired	—	(1,454)
Loss on foreign exchange derivatives	—	(8,162)
Net other	3,040	—
Funds From Operations	76,592	50,538
Depreciation and amortization	(52,725)	(36,949)
Net gains on operating properties	273	1,114
Net earnings	$24,140	$14,703

Net earnings applicable to common shareholders	$21,102	$11,665

Per Share Data
Diluted Per Share Information
Net earnings	$.24	$.14
Funds From Operations	$.82	$.57
Dividends
Common	$.42	$.39
Preferred	$.75	$.75

The accompanying notes are an integral part of these highlights.

Reconciliations of Segment Operating Data to Condensed Consolidated Financial Statements

(Unaudited; in thousands)

Reconciliations of the revenues and expenses reported in the schedule of segment operating results to the related amounts in the condensed consolidated financial statements are summarized as follows:

	Three months ended March 31,
	2003	2002
Revenues
Total reported for segments	$336,679	$266,462
Corporate interest income	617	1,219
Share of revenues of proportionate share ventures	(31,578)	(21,795)
Share of Funds From Operations of other minority interest ventures	(3,312)	(2,188)
Revenues of discontinued operations	(19,484)	(21,877)
Other	50	495
Total in condensed consolidated financial statements	$282,972	$222,316
Operating expenses, exclusive of provision for bad debts, depreciation and amortization
Total reported for segments	$159,165	$128,392
Distributions on Company-obligated mandatorily redeemable preferred securities and other subsidiary preferred stock	3,595	3,218
Ground rent expense	1,931	2,022
Share of operating expenses of proportionate share ventures	(12,619)	(7,103)
Provision for bad debts	(1,204)	(1,836)
Certain current income taxes	(1,452)	(3,426)
Operating expenses of discontinued operations	(8,149)	(9,384)
Other	50	495
Total in condensed consolidated financial statements	$141,317	$112,378
Interest expense
Total fixed charges reported	$78,849	$67,127
Corporate interest income	617	1,219
Distributions on Company-obligated mandatorily redeemable preferred securities and other subsidiary preferred stock	(3,595)	(3,218)
Ground rent expense	(1,931)	(2,022)
Share of fixed charges of proportionate share ventures	(7,614)	(7,685)
Fixed charges of discontinued operations	(4,818)	(5,752)
Total in condensed consolidated financial statements	$61,508	$49,669
Depreciation and amortization
Total reported	$52,725	$36,949
Share of depreciation and amortization of unconsolidated ventures	(7,157)	(2,836)
Depreciation and amortization of discontinued operations	(2,378)	(3,977)
Total in condensed consolidated financial statements	$43,190	$30,136
Other provisions and losses, net
Total reported	$13,424	$14,947
Losses of discontinued operations	—	(5,136)
Certain current income taxes	(506)	—
Total in condensed consolidated financial statements	$12,918	$9,811
Income taxes, primarily deferred
Total deferred income taxes reported	$8,649	$5,458
Current income taxes	1,958	3,426
Income taxes of discontinued operations	(35)	1,359
Total in condensed consolidated financial statements	$10,572	$10,243
Net gains on operating properties
Total reported	$273	$1,114
Gains related to discontinued operations	(42)	—
Total in condensed consolidated financial statements	$231	$1,114

Calculation of Earnings Per Share (EPS) and Funds From Operations Per Share (FFOPS)

(Unaudited; in thousands)

	Three months ended
	March 31,
	2003	2002
Funds From Operations Per Share (Basic)
Funds From Operations	$76,592	$50,538
Dividends on unvested common stock awards and other	(178)	(231)
Dividends on convertible Preferred stock	(3,038)	(3,038)
Adjusted Funds From Operations	$73,376	$47,269

Weighted-average shares outstanding	86,727	81,329

Funds From Operations Per Share (Diluted)
Funds From Operations	$76,592	$50,538
Dividends on unvested common stock awards and other	(136)	(159)
Dividends on convertible Preferred stock	—	(3,038)
Interest on convertible property debt	—	555
Adjusted Funds From Operations	$76,456	$47,896

Weighted-average shares outstanding	86,727	81,329
Dilutive securities:
Options, unvested common stock awards and other	1,638	1,442
Convertible Preferred stock	5,310	—
Convertible property debt	—	1,400
Adjusted weighted-average shares used in FFOPS computation	93,675	84,171

Earnings Per Share (Basic)
Net earnings	$24,140	$14,703
Dividends on unvested common stock awards and other	(178)	(231)
Dividends on convertible Preferred stock	(3,038)	(3,038)
Adjusted net earnings	$20,924	$11,434

Weighted-average shares outstanding	86,727	81,329

Earnings Per Share (Diluted)
Net earnings	$24,140	$14,703
Dividends on unvested common stock awards and other	(178)	(231)
Dividends on convertible Preferred stock	(3,038)	(3,038)
Adjusted net earnings	$20,924	$11,434

Weighted-average shares outstanding	86,727	81,329
Dilutive securities:
Options, unvested common stock awards and other	1,539	1,258
Adjusted weighted-average shares used in EPS computation	88,266	82,587

Earnings per share of common stock
Basic:
Earnings before discontinued operations and cumulative effect of change in accounting principle	$.19	$.15
Discontinued operations	.05	(.01)
Total	$.24	$.14
Diluted:
Earnings before discontinued operations and cumulative effect of change in accounting principle	$.19	$.15
Discontinued operations	.05	(.01)
Total	$.24	$.14